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                                                           EXHIBIT 10.7


Parkside Plaza Office Lease between Mark Rubino and the Registrant dated November 28, 1990.
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                             STANDARD OFFICE LEASE



     THIS LEASE AGREEMENT made and entered into this 28th day of November, 1990, by and between Mark Rubino, an individual (hereinafter referred to as "Lessor") and Noven Pharmaceuticals, Inc. (hereinafter referred to as "Tenant" or "Lessee").

                                  WITNESSETH:

     1. DESCRIPTION. Lessor hereby leases unto Tenant and Tenant hereby leases form Lessor, Suite No. 208 ("Demised Premises") containing approximately 1,091 square feet in that certain building ("Building") located at 13342 S.W. 128th Street, Miami, FL, also known as "Parkside Plaza."

     2. TERM. [Fill in and Initial A or B]

        A. The term ("Term") of this Lease shall be two years from the 1st day of January, 1991 ("Commencement Date") through the 31st day of December, 1992 ("Expiration Date") with an additional three (3) two-year options to run consecutively.

        B. The term ("Term") of this lease shall commence on

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the earlier of the following dates ("Commencement Date"): (i) the date on which
Tenant opens for business in the Demises Premises, or (ii) ______________ days after Lessor has tendered possession (as hereafter provided) of the Demised Premises to Tenant, or (iii) the date _________ days after Lessor notifies Tenant that the Demises Premises are or should be ready for occupancy. Tenant shall pay all rent and additional rent relating to the Demised Premises which accrue after Lessor's tender of possession.

     Tender of possession shall be deemed to have occurred when Lessor has completed Lessor's work, if any.

     If Lessor is unable to give possession of the Demised Premises to Tenant on the date for the commencement of the term hereof by reason of the fact that Lessor has not substantially completed any space preparation work in the Demised Premises pursuant to Lessor's Work Letter signed on behalf of Lessor and Tenant (which Work Letter, if any, is made a part hereof by reference) and if the delay in completion of such work has not been caused by Tenant's failure to submit its plans and specifications to Lessor on or before the time called for in the Work Letter, or caused by other act or failure to act by Tenant, then the term of this Lease shall commence on the day following the day of notification by Lessor

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that such work has been substantially completed.  If such date shall be other than the first day of a calendar month, the rent or such months shall be prorated on a per diem basis. No failure to deliver possession on the scheduled date for the commencement of the term shall extend, or be deemed to extend, the term of this Lease.

     3. RENTAL PAYMENT. Subject to increase as provided in this Lease. Tenant agrees to pay to Lessor as and for rent for the Demised Premises for the Term hereof the sum of Fifteen thousand six hundred dollars ($15,600.00) plus all applicable sales and use taxes which sum for the convenience of the Tenant shall be paid as follows:

     $650.00 ("Base Monthly Rental") plus all applicable sales and use taxes upon the first day of each calendar month for the Term hereof commencing with the first calendar month following the calendar month of the Commencement Date.

     The rental payments shall be made to Lessor of the address hereinafter set forth to which notices to Lessor shall be sent or at such other place as Lessor may, from time to time, hereafter designate by notice to Tenant. Tenant's obligation to pay rent and keep and perform any and all covenants and agreements herein

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contained shall not be abated, released or discharged because of any reason whatsoever except as is otherwise specifically provided for in this Lease. Rent and each installment thereof shall be paid in lawful money of the United States, legal tender at the time of payment. All rents shall be payable in advance and paid without deduction, setoff, discount or abatement.

     Under no circumstances shall any holding over by Tenant be authorized and no occupancy beyond the term limited hereby shall ever constitute anything except an unlawful holding over by Tenant after the expiration of the Term. By Tenant's execution hereof, Tenant acknowledges that Tenant has inspected the Demised Premises and the Building and that as of the date hereof the Demised Premises and the Building are in all respects in satisfactory condition and acceptable to Tenant and Tenant is accepting same as is.

     4. INCREASE OF BASE RENT:   The annual rental for each year of this lease
("lease year"), after the base year shall be increased or decreased, but never less than the base rent, by an amount equal to the proportion hereafter set forth, times the amount of the increase or decrease based on the cost of living escalation published by the Bureau of Labor Statistics U.S.

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Department of Labor.

        (a) Base year shall be the first full calendar year after the building has been completed or the first full calendar year of the terms of this lease, whichever is later.

        (b) Direct operating costs shall include: taxes, insurance, and water & sewer. All expenditures scheduled less often than annually shall be prorated over the period to which such expenditures are applicable.

        (c) For purposes of determining increases or decreases in taxes:

            (i) "Base year tax" shall mean the real estate tax bill of the land and building, of which the demised premises are a part, made in the first tax year that the building is assessed as completed, rather than under construction, or the base tax year of 1991 and the real estate tax for that year is to be ascertained.

            (ii) "Taxes" shall mean real estate taxes, special and extraordinary assessments, and governmental levies imposed upon or with respect to the land and building of which is the demised premises are a part and any similar tax imposed in addition to, in substitution for, or in lieu of such leases. (d) Lessee's pro rata share of any increase in direct operating costs shall be determined by the ratio that the gross

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rental area of the demised premises bears to the total gross rental of the building which Lessor and Tenant hereby agree is 3.855 percent.

     (e) COST OF LIVING ESCALATION: If two months prior to commencement of any lease year, the Consumer Price Index (C.P.I.) for "all items" (Miami, FL C.P.I. Index) as compiled and published by the Bureau of Labor Statistics, United States Department of Labor not to exceed 5% maximum should be higher than the Base Consumer Price Index of January 1, 1991, the Minimum Monthly Rent installments shall be increased by an amount proportionate to the amount of such increase in the said price index, not to exceed 5% maximum. If such price index should in the future be compiled upon a different basis, a proper adjustment will be made therein, for the purposes of this Paragraph, to reflect any increase the cost of living that has occurred over the Base Consumer Price Index. If at the time of any such computation the United States Department of Labor should no longer compile and publish such prices indexes, the index for "All Items" compiled and published by any other branch or department of the Federal government shall be used for the purpose of this paragraph and if no such index is compiled and published by any branch or department of the Federal government, the statistics reflecting cost of living increases as compiled by any institution or organization or individual generally recognized as an authority

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by financial and insurance institutions shall be used as a basis for such adjustment. This provision is independent of the other provisions which provide for a pass through of certain increases. (See attached addendum for cost of option renewal).

     For example: If the base C.P.I. is 230.5 and two months prior to the first lease year the C.P.I. is 235.8 and the minimum monthly rent is $1,400.00. The new minimum monthly rent for the next lease year would be $1,432.19 or $1,432.00 per month. [235.8 divided by 230.5 = 1.023 X $1,400.00 = $1,432.19 per month].

     Lessor shall have the right to treat any sums due pursuant to this Paragraph as additional rent due hereunder and if the same be not promptly paid when due. Lessor shall have all the rights and remedies to which Lessor is entitled for the nonpayment of rent.

     5. USE AND POSSESSION.   It is understood and agreed that the demised
space and premises shall be continually used and occupied by the Lessee during the term of this Lease only for the research, development, clinical manufacturing and packaging of pharmaceutical products and for no other purposes or uses whatsoever. Tenant will not make or permit any use of the space or premises which, directly or indirectly, is forbidden by public law,

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ordinance or government regulation or which may be dangerous to life, limb or property. In the event the Tenant uses the space or premises for any purposes not expressly permitted herein then the Lessor may terminate the lease or without notice to tenant, restrain such improper use by injunction or other legal action.

     As a material consideration hereto the Tenant covenants that Tenant will not without the written consent of the Lessor permit the premises to be occupied by any person, firm or corporation other than the Tenant whose name appears on this lease.

     6. SERVICES: Lessor agrees to furnish the following services to Tenant:
(1) Automatically operated fire suppressant sprinkler system throughout and central smoke detector in office areas only. (2) Water. (3) Furnishing, supplying and maintaining the building's common areas and restroom facilities, all at Lessor's expense, unless otherwise agreed to in this Lease.

     Tenant agrees to and shall pay when due all charges for utility services, which are billed to Tenant with respect to the Demised Premises or which are charged with respect to the Demised Premises as opposed to the Building as a whole. If the Tenant fails to pay same promptly when due. Lessor shall have the right, but not the obligation, to pay said charges and Tenant agrees to

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reimburse Lessor promptly therefor.  Any sum to which Lessor shall be entitled pursuant to this Paragraph shall be deemed to be additional rent hereunder and, if the same be not promptly paid to Lessor, Lessor shall have all the rights and remedies to which it is entitled for the nonpayment of rent. Tenant shall pay for all utility charges, for electricity, in connection with the Demised Premises.

     If the Tenant requires additional current or other than 110 volt service, request for same must be obtained from the Lessor and all work required will be paid for by the Tenant. The Lessor shall not be liable for any delay or failure to supply any of such services due to unusual conditions beyond its control and Lessor shall not be liable for damage nor shall the Tenant ever be entitled to any abatement of rent for failure to supply same.

     7. NO ASSIGNMENTS, SUBLEASES OR ENCUMBRANCES: Tenant shall neither sublet the Demised Premises or any part thereof nor assign this lease or any of the rights herein granted to Tenant without the prior written consent of Lessor in each instance. Tenant shall have no right or power to, and shall not, hypothecate, transfer, pledge or other encumber this Lease or Tenant's rights hereunder nor shall Tenant permit any such encumbrance. Tenant has no right or power to cause, permit or do anything which would cause the

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Demised Premises, the Building, the Land or Tenant's interest in this Lease to become the subject of any lien, including, but not limited to, any mechanic's liens under the laws of the State of Florida and nothing done by, through, under or against Tenant shall ever create any such liens. If any such lien is filed, Tenant shall cause the land and the Tenant's interest in this Lease to be released from the lien thereof by posting a bond or otherwise within ten
(10) days of the date such lien is filed.

     8. ALTERATIONS AND IMPROVEMENTS, ETC.:   (a) Tenant shall make no
alterations, decorations, installations, additions or improvements in or to the demised premises without Lessor's prior written consent. Tenant shall not cut, drill into, disfigure, deface or injure any part of the premises; nor obstruct or permit any obstruction, alteration, addition, improvement, decoration or installation in the premises. All alterations, additions, improvements, decorations or installations (except movable furniture and fixtures put in at the expense of the Tenant and removable without defacing or injuring the Building or the premises) shall become the property of Lessor at the termination of the term; Lessor, however, reserves the option to require Tenant upon demand in writing to remove all fixtures and additions, improvements, decorations or installations (including those not removable without defacing or injuring the leased premises) and to

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restore the premises to the same condition as when originally leased to Tenant, reasonable wear and tear excepted. Tenant agrees to restore the premises immediately upon the receipt of the said demand in writing at his own cost and expense and agrees in case of his failure to do so, that Lessor may do so and collect the cost thereof from Tenant. Any such alterations or restorations shall be made at such times and in such manner as Lessor may designate and so as not to interfere with the occupation, use and enjoyment of the remainder of the Building by the other tenants thereof.

        (b) In making any alterations, decorations, additions, installations or improvements to or in the premises. Tenant shall employ and use only such labor, contractors or mechanics as approved by Lessor and all such work done by Tenant shall be performed and installed in such a manner that the same shall comply with all provisions of law, ordinances and all rules and regulations of any and all agencies and authorities having jurisdiction over the premises and at such time and in such manner as not to interfere with the progress of any work being performed by or on account of Lessor. Notwithstanding the foregoing, it is understood that Tenant is not obliged by Lessor to make any improvement or improvements and in no event shall Tenant have the right to create or permit there to be established any lien or

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encumbrance of any nature against the premises or the Building for said improvement or improvements by Tenant shall fully pay the cost of any improvement or improvements made or contracted by Tenant. Any mechanics's lien filed against the premises of the Building for work claimed to have been, done or materials claims to have been furnished to Tenant shall be duly discharged by Tenant within ten (10) days after the filing of the lien.

        (c) Lessor agrees to additional roof penetrations required by Leases for ventilation of labs and clinical manufacturing areas.

        (d) Any improvements made by Tenant will become part of the real estate and are to remain.


     9. INSPECTION, EXAMINATION AND ENTRY:   Lessor and Lessor's agents shall
have the right to enter the premises at all reasonable hours to examine the same and workmen may enter at any time when authorized by Lessor or Lessor's agents to make such repairs, alternations or improvements in the Building as Lessor may deem necessary or desirable. If during the last month of the term, Tenant shall have removed all of Tenant's property. Lessor may immediately enter the premises and prepare them for any future Tenant. Furthermore, the Lessor may allow such future Tenant to

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occupy the premises. These acts shall have no effect upon Tenant's obligations under this Lease and Tenant shall be entitled to no abatement on diminution of rent as a result thereof, except that in the event such future Tenant makes any payment for the period up until the expirations of this Lease, Tenant shall be entitled to a credit to the extent of such payment. If Tenant shall not be personally present to open and permit entry into the premises, when entry therein to shall be permissible or necessary hereunder, Lessor may forcibly enter same without rendering Lessor liable to any claim for damages and without affecting the obligations and covenants of this Lease. Employees of Lessor and Lessor's agents shall be permitted to enter the demised premises by pass-key at all reasonable times. The Lessor shall also have the right to enter the leased premises at all reasonable hours for the purpose of displaying said premises to prospective tenants within ninety days prior to the termination of this Lease.

     10. RIGHT OF LESSOR TO USE ENTRANCES, ETC. AND TO CHANGE SAME:   For the
purpose of making repairs or alterations in any portion of the Building of which the premises form a part, Lessor may use one or more of the street entrances, halls, passage ways and elevators of the said building, provided, however, that there be no unnecessary obstruction of the right of entry to the premises while

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the same are occupied.  Lessor may at any time change the name or number of the
Building, remodel or alter the same, or the locations of any entrance thereto, or any other portion thereof not occupied by Tenant and the same shall not constitute a constructive or actual, total or partial eviction.

     11. TENANT TO TAKE GOOD CARE OF PREMISES:   Tenant shall keep the
premises in a clean, safe and sanitary condition and shall permit no waste or injury to occur to the premises and fixtures therein, or to any additions, alterations and improvements thereto. All damage caused by Tenant's negligence, or that of his agents, servants, employees or visitors, shall be repaired promptly by Tenant at his sole cost and expense. In the event that the Tenant fails to comply with the foregoing provisions, the Lessor shall have the option to enter the premises and make all necessary repairs at Tenant's cost and expense, the same to be added to and be payable with the next monthly installment of rent.

     12. COMPLIANCE WITH ORDINANCES AND DIRECTIVES OF AUTHORITIES: Lessee shall, at its own cost and expense, comply with all present or future rules, regulations, directives, laws, ordinances and orders of all public authorities and Fire Underwriters which are or may become applicable to the leased premises and space, except as

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said rules pertain to any structural work or outside repairs.  Lessee waives any claim against Lessor for any expenses or damages resulting from compliance with any of the said rules, regulations, directives, laws, ordinances or orders.

     13. RULES AND REGULATIONS:   That in addition to the several covenants in
this Lease, it is mutually covenanted and agreed that the rules and regulations appertaining to the said building and which are annexed hereto, as part hereof in Exhibit C, are agreed to in all of their terms and said Tenant agrees to be bound by the same, and also covenants to be bound by such further rules and regulations as may be made by said Lessor from time to time, during this Lease, deemed by it to be necessary, for the safety, care, cleanliness and the economical management of the premises, and for the preservations of good order therein. Any failure on the part of the Tenant to comply with the terms of this Lease, or with any of said rules and regulations now in existence, as aforesaid, shall, at Lessor's option, work a forfeiture of this Lease and of all rights of Lessee hereunder, and hereupon the Lessor, its agents or attorneys, shall have the right to re-enter said premises and remove Lessee therefrom and to take all necessary steps to collect any rents due hereunder up to the time of said forfeiture or cancellation.


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     14. PARKING:   Lessor shall provide and maintain for the use of Tenant and
Tenant's invitees and guests, in common with other tenants of the Building and their invitees and guests, an off-street parking area. Lessor reserves the right, however, to enlarge or rearrange such parking facility and Tenant agrees that Tenant and Tenant's employees, if requested by Lessor will park their automobiles only in such areas as Lessor designates from time to time.

     15. EQUIPMENT:   In the event Tenant desires to place any equipment in the
Demised Premises other than normal and customary business equipment, Tenant shall be allowed to install all equipment necessary to carry out said use per paragraph "5". In connection with the installation, maintenance and use by Tenant in equipment using or producing electricity, x-rays, ultra violet rays, infrared rays, sound waves or other rays, waves or forces emitted by scientific or technological equipment. Tenant covenants that Tenant will maintain adequate and proper safeguards, procedures and equipment necessary or desirable for the use of such equipment and that Tenant will indemnify Lessor and hold Lessor harmless from any liability to which Lessor might or could become subjected by reason of inconvenience, injury or damage to person or property resulting from the use of any Tenant's equipment. In


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addition, should the installation or use of or any equipment, whether properly or improperly installed or protected, result in any increase in the fire insurance rate payable by Lessor or by any other tenant (nothing herein contained being construed to permit Tenant to do anything or to install or use any equipment which would result in any increase in any fire insurance rate), then Tenant shall be liable for such increased rate and shall pay to Lessor forthwith upon demand all increased costs resulting therefrom.

     Any equipment, including medical and dental equipment, installed by Tenant shall be and remain at all times the property of Tenant and shall be removed by Tenant at the termination of the tenancy, at Tenant's own cost and expense; and upon such removal Tenant shall restore the Demised Premises to their original condition, usual wear and tear excepted.

     16. SIGNS:   The Tenant will not place any signs or other advertising
matter or material on the exterior or on the interior, where possible to be seen from the exterior, of the leased premises or of the building in which the leased premises are located, without the prior written consent of the Lessor. Any lettering or signs placed on the interior of said building shall be for

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directional purposes only and such signs and lettering shall be of a type, kind, character and description to be approved by the Lessor.

     17. DAMAGE TO PROPERTY:   It is covenanted and agreed by and between the
parties hereto that the Lessor shall not in any event, whether caused by the Lessor's negligence or otherwise, be liable for any loss, damage or injury to the Tenant, Tenant's agents, servants, employees or visitors, or to the Tenant's property, for any damage or injury caused by or from the bursting or leaking of boilers of water, sewer or steam pipes, or air conditioning equipment, or from heating or plumbing fixtures, or from electric wires, equipment or fixtures, or from gas odors or from the elements, or from any cause whatsoever, except in the case of the willful neglect of the Lessor.

     18. SUBORDINATION AND ATTORNMENT:   This Lease is subject and subordinate
to the lien of any mortgage or ground lease or deeds of trust or other encumbrances, now or hereafter placed upon the land or Building, in any amounts whatsoever. Tenant covenants and agrees to execute and deliver such instruments evidencing such subordination of this Lease to such liens of any such mortgages, deeds of trust or other encumbrances, as may be requested by Lessor

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from time to time.

     As aforedescribed, this Lease is subordinate to the lien of any existing and/or future mortgage and any further advances, renewals, extensions or modifications thereof, so long as Tenant is not in default under the Lease at that time, this Lease shall continue in full force and effect as a direct and valid Lease between the Tenant and then owner of the fee provided that the then new owner shall not be liable for any previous act or omission of Lessor or any other party, or be subject to any offsets against Lessor, or bound by prepayment of more than one (1) month's rent.

     19. DAMAGE BY FIRE OR OTHER CASUALTY:   In the event that the Demised
Premises are rendered untenantable by reason of fire, explosion or any other casualty, Lessor, at its option, may either repair the said premises to make the same tenable within one hundred eighty (180) days thereafter, or may, at its option, terminate this Lease. In either event, Lessor shall give Tenant a thirty (30) day notice in writing. Furthermore, in the event that the Demised Premises are untenantable and further if Tenant is not liable for the damage in question, Tenant's rent for that period of time shall be abated or apportioned under this Lease or otherwise.


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     20. CONDEMNATION:   If during the term of this Lease, the whole of the
leased premises or Building, or such portion(s) thereof as will render the leased premised unusable for the purpose leased, be condemned or otherwise leased or taken under the right of eminent domain by any competent authority for public or quasi-public use or purpose or is taken by private purchase in lieu of condemnation, then in such event this Lease shall, at the option of the Lessor, cease and come to an end as of the date of the vesting of title in such public authority or by private purchase, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence the rent shall be proportioned as of such date and any prepaid rent shall be returned to the Tenant. The Lessor shall be entitled to the entire award or purchase price and the Tenant shall have no right or claim to any part thereof.

     21. ABANDONMENT:   In case Tenant shall fail to take possession at the
commencement of the term, or in case the premises or any part thereof shall be vacated during the term prior to the expiration of the term of this Lease. Lessor shall have the right to enter the premises without instituting any proceeding either by force or otherwise without being liable for damages therefor, and to relet the same, or any part thereof, for the unexpired portion of the term or longer and to collect the rent therefor and to apply

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the rents so collected to the payment of rent and all other sums payable to
Lessor. Tenant shall in such case remain responsible to Lessor for any and all deficiency, loss and damage suffered by Lessor.

     22. RE-ENTRY, DEFAULT:   The Tenant covenants that if the rent reserved by
this Lease or any part thereof shall be unpaid when due, or, if the premises shall become vacant or actually unoccupied during the term, or if the Tenant shall fail to perform any of the conditions, covenants, provisions and agreements contained herein, or if a petition in bankruptcy shall be filed by the Tenant, or if the Tenant shall be adjudged bankrupt or insolvent by any court, or if a receiver or trustee in bankruptcy or receiver of the property of the Tenant shall be appointed in any suit, action or proceeding, or if the Tenant shall make an assignment for the benefit of creditors, of if an execution shall be issued against the Tenant, or if the Tenant's leasehold interest herein shall be levied upon, or if the Tenant's leasehold interest herein shall by operation of law pass to any person other than the Tenant, then in each and every case, the Lessor may, at its option, without notice to the Tenant or to any assignee, transferee, trustee, receiver or other person or persons with force or otherwise, retake and recover possession of said premises and

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terminate this Lease and the term herein and hereby granted and demised; or, in each and such case, the Lessor may, at its option, without notice to the Tenant or to any assignee, transferee, trustee, receiver or other person or persons, with force or otherwise enter said premises and relet the same as it may see fit, without avoiding or terminating this Lease, and for the purpose of such reletting the Lessor may make such repairs, alterations and addition in or to said premises as the Lessor may deem necessary for the purpose and charges of such reletting, alterations and additions in and to said premises to equal the rent hereinabove covenanted to be paid by the Tenant, then the Tenant shall pay any deficiency arising upon demand therefor and such deficiency shall be considered, construed and taken to be a debt provable in bankruptcy or receivership.

     23. ATTORNEY'S FEES:   If the Tenant defaults in the performance of any of
the covenants of this Lease and by reason thereof the Lessor employs the services of an attorney to enforce performance of the covenants by the Tenant, to evict the Tenant, to collect monies due by the Tenant, or to perform any service based upon said default, then in any of said events, the Tenant does not agree to pay a reasonable attorney's fee, including all appellate fees and all expenses and costs incurred by the Lessor pertaining

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thereto and in enforcement of any remedy available to the Lessor.

     24. HOLDING OVER:   In the event the Tenant shall withhold from the Lessor
the possession of the premises demised herein after the termination of this Lease and the term hereby demised, whether by expiration of said term or by election or act of either party hereto, the damages for which the Tenant shall be liable to the Lessor for a period equal to the period of such detention. In the event the Tenant shall remain in possession of said premises after the expiration and termination of this Lease for any cause whatsoever, the Tenant shall then be considered a tenant at will and by sufferance and no such holding over or retention of possession or occupancy shall operate as an extension or renewal of this Lease in any manner whatsoever.

     25. CERTIFICATE BY TENANT:   Tenant shall deliver to Lessor or to its
mortgagee, auditors or prospective purchaser, or the owner of the fee, when requested by Lessor, a certificate to the effect that this Lease is in full force and effect and that Lessor is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within two (2) weeks after written request shall be conclusive evidence that the lease is in full force and effect and Lessor is not in default and Tenant

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shall be estopped from asserting any defaults known to him at that time.

     26. INDEMNIFICATION:   The Lessor shall not be liable for any damage or
injury to any person or property whether it be the person or property of the Tenant, the Tenant's employees, agents, guests, invitees or otherwise by reason of Tenant's occupancy and use of the leased premises or because of the fire, flood, windstorm, Acts of God or for any other reason.

     Tenant shall indemnify and save Lessor harmless and does agree to indemnify and save Lessor harmless, of and from all fines, claims demands and causes of action of every nature whatsoever arising or growing out of or in any manner connected with the occupation or use of the premises and Building and every part thereof, by Tenant and the employees, agents, servants, guests and invitees of Tenant including without limiting the generality of the foregoing, any claims, demands and causes of action for personal injury and/or property damage and said indemnification shall extend to any fines, claims, demands and causes of action of every nature whatsoever which may be made upon, sustained or incurred by Lessor or reason of any breach, violation or non-performance of any term, covenant or condition hereof on the part of Tenant or by reason of

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any act or omission on the part of Tenant and the employees, agents, servants, guests and invitees of Tenant. In any such event, contributory negligence, except willful neglect, on the part of the Lessor shall not any wise affect Tenant's obligations under this indemnification. Tenant agrees that this indemnification shall further extend to all costs incurred by Lessor, including reasonable attorney's fees.

     27. NOTICES:   All notices required hereunder shall be in writing and any notice by Lessor to Tenant shall be deemed to be duly given if either delivered personally to Tenant or sent by registered or certified mail, addressed to Tenant at the premises leased hereunder. Any notice by Tenant to Lessor shall be deemed duly given if sent by registered or certified mail to Lessor at Mark Rubino, 27221 S.W. 145th Avenue, Naranja, Florida 33032 (or at such other address as may be hereafter designated by Lessor) and also to the agent of Lessor charged with the renting and management of the Building, if any.

     28. SURRENDER AT EXPIRATION OF TERM:   Tenant agrees at the expiration of
the term by lapse of time or otherwise to quit and surrender the premises hereby demised and everything belonging to or connected therewith in as good a state and condition as reasonable wear and use thereof will permit and to remove all signs, advertisements and rubbish from the said premises; and Tenant hereby expressly authorizes Lessor, as the agent of Tenant, to remove such rubbish and make such changes and repairs as may be necessary to restore the premises to such condition at the expense of Tenant.

     29. QUIET POSSESSION AND OTHER COVENANTS:   Lessors covenants that if and
so long as Tenant pays the rent and additional rent reserved by this Lease and performs and observes all of the covenants, conditions and rules and regulations hereof, Tenant shall quietly enjoy the demised premises subject, however, to all of their terms of this Lease. Tenant expressly agrees for himself, his executors, administrators, personal representatives, successors and assigns that the covenant of quiet enjoyment (express or implied) and all other covenants in this Lease on the part of Lessor to be performed shall be binding upon Lessor only so long as Lessor remains the owner of the Building which the demised premises form a part.

     30. REMEDIES CUMULATIVE:   The various rights, remedies, powers and
elections of Lessor reserved, expressed or contained in this Lease, are cumulative and noone of them shall be deemed to be exclusive of the others or of such other rights, remedies, powers, options or elections as are now or may hereafter be conferred upon Lessor by law. The failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit or waive any of the said rights.

     31. NO WAIVER OF PERFORMANCE:   No waiver by Lessor of any provision
hereof shall be deemed to have been made unless such waiver be in writing signed by Lessor. The failure of Lesor to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall not be construed as waiving or relinquishing for the future of any such covenants, conditions or options but the same shall continue and remain in full force and effect. No act of Lessor or its agent during the term hereof shall be deemed an acceptance of a surrender of the said premises unless made in writing and personally subscribed by Lessor, neither shall the delivery of the keys to the premises by Tenant to Lessor or its agent be deemed a surrender and acceptance thereof. No payment by Tenant of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent.

     32. SECURITY:   The Tenant concurrently with the execution of this Lease
has deposited with Lessor the sum of Twelve hundered dollars ($600.00, security and $600.00 last month's rent)(1) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that, in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Lessor may expend or may be required to expend by reason of Tenant's default in respect to any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the premises whether such damage or deficiency accrued before or after summary proceedings on other re-entry by Lessor. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the premises to the Lessor.
In the event of  a sale of the land and Building of

------------------------

     (1)Lessor acknowledges that Lessee has paid these amounts in full upon execution of previous leases regarding these units with Lessor.

which the premises form a part, Lessor shall have the right to transfer the security to the vendee and Lessor shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Lessor solely for the return of such security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Tenant further covenants that he will not assign or encumber the monies deposited herein as security and that neither Lessor nor its assigns shall be bound by and any such assignment or encumbrances. Lessor shall not be required to keep the security in a segregated account and the security may be commingled with other funds of Lessor and in ono event shall Tenant be entitled to any interest on the security.

     33. LIEN:   The said Tenant hereby pledges and assigns to the Lessor all the furniture, fixtures, goods and chattels of said Tenant, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved and the Tenant agrees that the said lien may be enforced by distress, foreclosure or otherwise at the election of the said Lessor and does hereby agree to pay attorney's fees together with all costs and charges therefor incurred or paid by the Lessor.

     34. SUCCESSORS:   This Lease shall inure to and be binding upon the heirs,
administrators, executors, successors and assigns of the Lessor and the heirs, administrators, executors, successors and assigns of the Tenant.

     35. AMENDMENT:   It is mutually agreed that this Lease cannot be changed,
altered, modified or extended, except in writing signed by the Lessor's duly authorized agent.

     36. RELOCATION:   Lessor reserves the right to relocate the Tenant in
another similar area of the Building during the term of this Lease, provided Tenant is given 90 days written notice as to relocation and all attendant costs of moving, telephones, stationery, etc. are paid by Lessor.

     37. INSURANCE, INDEMNIFICATION:   Tenant agrees that Tenant will, at its
own cost and expense, maintain public liability insurance naming Lessor and Tenant as insureds, protecting each of them against any and all claims for injury or damage to persons or property or for the loss of life or property occurring in, or about the Demised premises and arising out of the act, negligence, omission, nonfeasance or malfeasance of Tenant, its employees, agents, contractors, customers licensees, invitees or guests. Such insurance shall be carried in an amount not less than Three Hundred Thousand Dollars ($300,000.00) for bodily injury or death to any one person and Three Hundred Thousand Dollars ($300,000.00) for bodily injury or death of a number of persons in the same accident or occurrence and One Hundred Thousand Dollars ($100,000.00) for property damage. All such insurance shall be effective under valid and enforceable policies and shall be issued by insurers of recognized responsibility authorized to do business in the State of Florida and acceptable to Lessor (though Lessor's acceptance of any such insurer shall not constitute a representation or warranty by Lessor as to the financial stability of such insurer or otherwise and no such acceptance of any insurer by Lessor shall be deemed a release or waiver of any responsibility, obligation or liability of Tenant under this Lease). All such insurance policies shall contain a provision whereby the insurer agrees not to cancel such insurance without ten (10) days prior written notice to Lessor. Tenant shall furnish Lessor with a certificate evidencing the aforesaid insurance coverage on or before the Commencement Date and upon each renewal thereof but in all events at least ten (10) days prior to the expiration of any such policy. Tenant shall indemnify and save harmless Lessor and its agents against and from (i) any and all claims arising from: (a) the management by Tenant of the Demised Premises or any business therein, any work whatsoever done therein or thereon, or any condition created therein or thereon, during the Term of this Lease or during any other period of time that Tenant has access to the Demised Premises (though nothing herein contained shall be construed to grant Tenant access to the Demised Premises except as provided in this Lease); or (b) any negligent or otherwise wrongful act or omission of Tenant or any subtenant (though nothing contained in this Lease shall be construed to permit a sublease), licensee, employee, agent or contractor of Tenant or any other party acting by, through or under Tenant; and (ii) all costs, expenses and liabilities incurred in or in connection with or as a result of each such claim, action or proceeding brought hereunder, whether or not suit be instituted, including but not limited to reasonable attorney's fees incurred by Lessor in defending any such action through and including all appeals. In case any action or proceeding be brought against Lessor by reason of any such claim, Tenant, upon notice from Lessor, shall resist and defend such action or proceeding at the cost of Tenant.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.



         WITNESSES:                  TENANT:

         /s/ Graciela Lopez              /s/ Steven Sablotsky 12-6-90
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                                                   President
         --------------------------      ------------------------------


         WITNESSES:                  LESSOR:
                                         /s/ Mark Rubino
         --------------------------      ------------------------------


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